                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                 Date of Report
                               ------------------
                                October 25, 1999

                              Crosswalk.com, Inc..
             ------------------------------------------------------
             (Exact name of registrant as specified in its Charter)

                                    Delaware
                 ----------------------------------------------
                 (State or other jurisdiction of incorporation)

                                    00-22847
                            ------------------------
                            (Commission File Number)

                                   54-1831588
                        ---------------------------------
                        (IRS Employer Identification No.)

                     4100 Lafayette Center Drive, Suite 110
                            Chantilly, Virginia 20151
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                             4206F Technology Court
                            Chantilly, Virginia 20151
          ------------------------------------------------------------
          (Former Name or Former Address if Changed Since Last Report)

                                 (703) 968-4808
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

Current Report Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Item 2. Acquisition or Disposition of Assets

       The purpose of this Amendment is to amend Item 7 to provide certain financial information with respect to the Merger (as defined below), which information was impracticable to provide at the time the Registrant filed the Current Report on Form 8-K dated August 13, 1999.

       On August 13, 1999, Crosswalk.com, Inc., a Delaware corporation (the "Company"), closed on a Plan and Reorganization and Agreement (the "Agreement") entered into on July 30, 1999, by and among the Company, Media Management, Inc., (Media), a Virginia corporation and a wholly-owned subsidiary of the Company, Wike Associates, Inc., (Wike), a Virginia Corporation, and its sole stockholder, Stephen M. Wike (Stockholder), providing for Wike to become a wholly-owned subsidiary of the Company by merger of Wike with and into Media, and for Stockholder, by such merger to become a stockholder of the Company.

       Pursuant to this transaction, the Company purchased all outstanding shares of common stock of Wike in exchange for 494,845 restricted and nonregistered shares of Common Stock, par value $.01 per share, of the Company and $1,982,397 in cash. The source of the cash consideration was the Company's working capital. Mr. Wike has also been appointed to serve on the Company's Board of Directors.

       Wike operates a Web site, Goshen.Net, which provides an extensive searchable directory that can be used to discover such Internet services as Web sites providing information about youth group resources, denominational publications, Christian support groups, listings of various Christian radio shows, and even the personal pages of Christian individuals and families. Under the name Media Management, Wike also operates a "card pack" business. In that area, the company is acquiring a proprietary distribution list of 250,000 churches, pastors and leading laymen to which six mailings are sent annually. The average card pack contains between 90-120 advertisements, for which each advertiser pays approximately $2,400. The description of the Agreement contained herein does not purport to be complete and is qualified in its entirety by the provisions of the Agreement, the contents of which was filed as Exhibit 2.1 of Form 8-K dated August 13, 1999.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

       (a) Financial Statements of Wike as of November 30, 1998 and May 31, 1999 (unaudited) and for the years ended November 30, 1998 and 1997 and for the six months ended May 31, 1999 and 1998 (unaudited) with reports thereon are included herein.

                              WIKE ASSOCIATES, INC.


                              FINANCIAL STATEMENTS
              AS OF NOVEMBER 30, 1998 AND MAY 31, 1999 (UNAUDITED)


               AND FOR THE YEARS ENDED NOVEMBER 30, 1998 AND 1997


         AND FOR THE SIX MONTHS ENDED MAY 31, 1999 AND 1998 (UNAUDITED)


                               AND REPORT THEREON

INDEPENDENT AUDITORS' REPORT

--------------------------------------------------------------------------------

TO THE BOARD OF DIRECTORS AND STOCKHOLDER
  WIKE ASSOCIATES, INC.
    Roanoke, Virginia

We have audited the accompanying balance sheet of WIKE ASSOCIATES, INC., (the "Company") as of November 30, 1998, and the related statements of operations and retained earnings and cash flows for the years ended November 30, 1998 and 1997. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of WIKE ASSOCIATES, INC. as of November 30, 1998, and the results of its operations and its cash flows for the years ended November 30, 1998 and 1997 in conformity with generally accepted accounting principles.


/s/ HOFFMAN, MORRISON & FITZGERALD, P.C.

McLean, Virginia
September 20, 1999

WIKE ASSOCIATES, INC.
BALANCE SHEETS

--------------------------------------------------------------------------------

                                                                       NOVEMBER 30,                    MAY 31,
                                                                           1998                         1999
                                                                    -------------------           ------------------
                                                                                                     (Unaudited)
ASSETS

CURRENT ASSETS:
     Cash                                                        $              51,313         $             79,210
     Accounts receivable, net                                                  140,454                      183,863
     Loans to stockholder                                                            -                       15,636
     Prepaid expenses                                                          105,216                            -
                                                                    -------------------           ------------------
         Total current assets                                                  296,983                      278,709

PROPERTY AND EQUIPMENT:
     Leasehold improvements                                                     37,572                       38,710
     Office furniture and equipment                                            202,742                      230,193
     Software                                                                   16,025                       34,465
                                                                    -------------------           ------------------
                                                                               256,339                      303,368
         Less: accumulated depreciation and
               amortization                                                   (155,289)                    (180,732)
                                                                    -------------------           ------------------
                  Net property and equipment                                   101,050                      122,636

OTHER ASSETS
     Trademarks, less accumulated amortization of
         $169 and $84, for 1999 and 1998, respectively                           2,436                        2,351
     Cash surrender value of officer's life insurance                           14,850                       14,850
                                                                    -------------------           ------------------
                                                                                17,286                       17,201
                                                                    -------------------           ------------------

                                                                 $             415,319         $            418,546
                                                                    ===================           ==================


LIABILITIES AND STOCKHOLDER'S EQUITY

CURRENT LIABILITIES:
     Line of credit - bank                                       $              60,000         $             23,000
     Accounts payable                                                           14,220                       13,804
     Payroll taxes payable                                                      27,050                          965
     Accrued retirement plan contribution                                        5,486                            -
     Accrued income taxes payable                                                3,799                       43,402
     Deferred income taxes                                                      28,000                            -
                                                                    -------------------           ------------------
         Total current liabilities                                             138,555                       81,171

DEFERRED INCOME TAXES                                                            4,000                        1,000
                                                                    -------------------           ------------------
         Total liabilities                                                     142,555                       82,171

COMMITMENTS                                                                          -                            -

STOCKHOLDER'S EQUITY:
     Common stock, no par value, 5,000 shares
         authorized; 1,100 issued and outstanding                                   80                           80
     Additional paid-in-capital                                                  7,758                        7,758
     Retained earnings                                                         264,926                      328,537
                                                                    -------------------           ------------------
         Total stockholder's equity                                            272,764                      336,375
                                                                    -------------------           ------------------

                                                                 $             415,319         $            418,546
                                                                    ===================           ==================


--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

WIKE ASSOCIATES, INC.
STATEMENTS OF OPERATIONS AND RETAINED EARNINGS
--------------------------------------------------------------------------------

                                                                    FOR THE YEAR ENDED NOVEMBER 30,
                                                                 1998                            1997
                                                          --------------------            -------------------


SALES, net                                             $            2,030,855          $           1,747,003

COST OF SALES                                                         937,233                        891,107
                                                          --------------------            -------------------

     Gross profit                                                   1,093,622                        855,896

Selling, general and administrative expenses                        1,004,306                        763,935
                                                          --------------------            -------------------

INCOME (LOSS) FROM OPERATIONS                                          89,316                         91,961

OTHER INCOME (EXPENSE):
     Interest income                                                      839                            476
     Interest expense                                                  (1,018)                        (1,201)
     Other income                                                           -                              -
     Loss on disposal of assets                                        (5,072)                             -
                                                          --------------------            -------------------
         Total other expense                                           (5,251)                          (725)
                                                          --------------------            -------------------

INCOME (LOSS) BEFORE PROVISION (BENEFIT)
     FOR INCOME TAXES                                                  84,065                         91,236

Provision (benefit) for income taxes                                   20,059                         21,656
                                                          --------------------            -------------------

NET INCOME (LOSS)                                                      64,006                         69,580

RETAINED EARNINGS, BEGINNING OF PERIOD                                200,920                        131,340
                                                          --------------------            -------------------

RETAINED EARNINGS, END OF PERIOD                       $              264,926          $             200,920
                                                          ====================            ===================

                                                                  FOR THE SIX MONTHS ENDED MAY 31,
                                                                 1999                          1998
                                                          -------------------             ----------------
                                                              (unaudited)                   (unaudited)

SALES, net                                             $           1,211,610           $          965,071

COST OF SALES                                                        552,778                      469,402
                                                          -------------------             ----------------

     Gross profit                                                    658,832                      495,669

Selling, general and administrative expenses                         570,487                      504,011
                                                          -------------------             ----------------

INCOME (LOSS) FROM OPERATIONS                                         88,345                       (8,342)

OTHER INCOME (EXPENSE):
     Interest income                                                       -                            -
     Interest expense                                                   (377)                        (445)
     Other income                                                         85                            -
     Loss on disposal of assets                                            -                            -
                                                          -------------------             ----------------
         Total other expense                                            (292)                        (445)
                                                          -------------------             ----------------

INCOME (LOSS) BEFORE PROVISION (BENEFIT)
     FOR INCOME TAXES                                                 88,053                       (8,787)

Provision (benefit) for income taxes                                  24,442                       (2,863)
                                                          -------------------             ----------------

NET INCOME (LOSS)                                                     63,611                       (5,924)

RETAINED EARNINGS, BEGINNING OF PERIOD                               264,926                      200,920
                                                          -------------------             ----------------

RETAINED EARNINGS, END OF PERIOD                       $             328,537           $          194,996
                                                          ===================             ================



--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

WIKE ASSOCIATES, INC.
STATEMENTS OF CASH FLOWS

--------------------------------------------------------------------------------

                                                                                     FOR THE YEAR ENDED NOVEMBER 30,
                                                                                    1998                         1997
                                                                              ------------------           ------------------

CASH FLOWS FROM OPERATING ACTIVITIES:
    Cash received from customers                                           $          1,975,405         $          1,722,571
    Cash paid to employees and vendors                                               (1,905,694)                  (1,703,748)
    Interest received                                                                       839                          476
    Income taxes paid                                                                   (14,850)                           -
    Interest paid                                                                        (1,018)                      (1,201)
                                                                              ------------------           ------------------
       Net cash provided by operating activities                                         54,682                       18,098
                                                                              ------------------           ------------------

CASH FLOWS FROM INVESTING ACTIVITIES:
    Purchase of property and equipment                                                  (63,253)                     (50,085)
    Costs incurred for trademark                                                         (2,520)                           -
    Loans to stockholder                                                                      -                            -
                                                                              ------------------           ------------------
       Net cash used in investing activities                                            (65,773)                     (50,085)
                                                                              ------------------           ------------------

CASH FLOWS FROM FINANCING ACTIVITIES:
    Draws (repayments) on bank line of credit                                            40,000                       20,000
                                                                              ------------------           ------------------

NET CHANGE IN CASH                                                                       28,909                      (11,987)


CASH, BEGINNING OF YEAR                                                                  22,404                       34,391
                                                                              ------------------           ------------------

CASH, END OF YEAR                                                          $             51,313         $             22,404
                                                                              ==================           ==================

RECONCILIATION OF NET INCOME (LOSS) TO NET CASH
    PROVIDED BY OPERATING ACTIVITIES:
       Net income (loss)                                                   $             64,006         $             69,580
       Adjustment to reconcile net income (loss) to
           net cash provided by operating activities:
              Depreciation and amortization                                              45,787                       43,530
              Loss on disposal of assets                                                  5,072                            -
              Changes in assets and liabilities affecting operations:
                 Accounts receivable, net                                               (55,450)                     (24,432)
                 Prepaid expenses                                                        11,751                      (13,702)
                 Cash surrender value of officer's life insurance                       (14,850)                           -
                 Accounts payable                                                        (7,877)                     (63,073)
                 Payroll taxes payable                                                   15,389                        9,914
                 Accrued retirement plan contribution                                       800                        4,686
                 Accrued income taxes payable                                            (5,946)                     (13,405)
                 Deferred income taxes                                                   (4,000)                       5,000
                                                                              ------------------           ------------------
       Net cash provided by operating activities                           $             54,682         $             18,098
                                                                              ==================           ==================

                                                                                     FOR THE SIX MONTHS ENDED MAY 31,
                                                                                    1999                         1998
                                                                              ------------------           ------------------
                                                                                 (unaudited)                  (unaudited)
CASH FLOWS FROM OPERATING ACTIVITIES:
    Cash received from customers                                           $          1,168,201         $            940,229
    Cash paid to employees and vendors                                               (1,028,222)                    (858,655)
    Interest received                                                                         -                            -
    Income taxes paid                                                                   (12,040)                     (10,130)
    Interest paid                                                                          (377)                        (445)
                                                                              ------------------           ------------------
       Net cash provided by operating activities                                        127,562                       70,999
                                                                              ------------------           ------------------

CASH FLOWS FROM INVESTING ACTIVITIES:
    Purchase of property and equipment                                                  (47,029)                     (31,970)
    Costs incurred for trademark                                                              -                            -
    Loans to stockholder                                                                (15,636)                     (13,274)
                                                                              ------------------           ------------------
       Net cash used in investing activities                                            (62,665)                     (45,244)
                                                                              ------------------           ------------------

CASH FLOWS FROM FINANCING ACTIVITIES:
    Draws (repayments) on bank line of credit                                           (37,000)                     (20,000)
                                                                              ------------------           ------------------

NET CHANGE IN CASH                                                                       27,897                        5,755


CASH, BEGINNING OF YEAR                                                                  51,313                       22,404
                                                                              ------------------           ------------------

CASH, END OF YEAR                                                          $             79,210         $             28,159
                                                                              ==================           ==================

RECONCILIATION OF NET INCOME (LOSS) TO NET CASH
    PROVIDED BY OPERATING ACTIVITIES:
       Net income (loss)                                                   $             63,611         $             (5,924)
       Adjustment to reconcile net income (loss) to
           net cash provided by operating activities:
              Depreciation and amortization                                              25,528                       21,844
              Loss on disposal of assets                                                      -                            -
              Changes in assets and liabilities affecting operations:
                 Accounts receivable, net                                               (43,409)                     (24,842)
                 Prepaid expenses                                                       105,216                      116,967
                 Cash surrender value of officer's life insurance                             -                            -
                 Accounts payable                                                          (416)                      (1,396)
                 Payroll taxes payable                                                  (26,085)                     (11,022)
                 Accrued retirement plan contribution                                    (5,486)                      (1,890)
                 Accrued income taxes payable                                            39,603                       12,262
                 Deferred income taxes                                                  (31,000)                     (35,000)
                                                                              ------------------           ------------------
       Net cash provided by operating activities                           $            127,562         $             70,999
                                                                              ==================           ==================


--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

WIKE ASSOCIATES, INC.
Notes to Financial Statements

--------------------------------------------------------------------------------

A.     ORGANIZATION

       Wike Associates, Inc., (the "Company"), was incorporated in the State of Virginia on March 5, 1991. The Company is a direct-mail distributor of advertising and coupons that distributes to 250,000 active churches in the United States. The Company also maintains a web site, www.goshen.net, which extends their advertising services to the Internet.

B.     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

       BASIS OF ACCOUNTING - The accounts of the Company are maintained on the accrual basis of accounting whereby revenue is recognized when earned, and costs and expenses are recognized when incurred.

       USE OF ESTIMATES - Management uses estimates and assumptions in preparing financial statements in accordance with generally accepted accounting principles. Those estimates and assumptions affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities, and the reported revenues and expenses. Actual results could vary from those estimates.

       ACCOUNTS RECEIVABLE - The Company uses the direct write-off method, which approximates GAAP, to account for amounts, if any, of its accounts receivable which are considered uncollectible.

       DEPRECIATION AND AMORTIZATION - Property and equipment are stated at cost. Depreciation and amortization is determined using the straight-line method over estimated useful lives ranging from three to ten years.

       REVENUE RECOGNITION - Revenue is principally derived from customer contracts for advertising mailing packets. Packets are distributed every other month at which time the customers are billed and the revenue recognized. The Company also has monthly subscription contracts to their Internet web site, which offers an extension of the Company's advertising media. Subscriptions to advertise on the Internet web site are billed and recognized on a pro-rata monthly-basis.

       PENSIONS - In February 1998, the FASB issued SFAS No. 132, "Employers Disclosure about Pensions and Other Postretirement Benefits." SFAS No. 132 is required to be adopted by the Company for fiscal year 1999. It revises employers' disclosures about pension and other postretirement benefit plans. It does not change the measurement or recognition of those plans.

       COMPREHENSIVE INCOME - Effective for financial statements for periods ending after December 15, 1997, the Financial Accounting Standards Board issued SFAS No. 130, "Reporting Comprehensive Income," which establishes standards for reporting comprehensive income and its components. Comprehensive income is defined as the change in equity during a period from transactions and other events from nonowner sources. Entities that do not have items of other comprehensive income in any period presented are not required to report comprehensive income, accordingly the Company has not made any such disclosure in the statements presented herein.

WIKE ASSOCIATES, INC.
Notes to Financial Statements

--------------------------------------------------------------------------------

B.     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

       INCOME TAXES - The Company, a C-corporation, accounts for income taxes under Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes." Under this method, deferred tax assets and liabilities are determined based on differences between the financial reporting and tax basis of assets and liabilities and are measured using the enacted tax rates and laws that will be in effect when the differences are expected to reverse. Valuation allowances are established when necessary to reduce deferred tax assets to the amount expected to be realized. The principal items relate primarily to differences between the accumulated depreciation and amortization for tax and book purposes.

C.     LINE OF CREDIT

       The Company maintains a revolving line of credit in the amount of $75,000 with a financial institution. Interest accrues monthly at the bank's prime rate plus .5%. Principal outstanding and accrued interest is due on demand of the bank. The agreement, dated April 15, 1997, terminates 60 months from the original date of the note. The Company had outstanding draws on the line of credit of $60,000 and $23,000 as of November 30, 1998 and May 31, 1999, respectively.

D.     INCOME TAXES

       The provision (benefit) for income taxes for the year ended November 30, 1998 and 1997 and for the six months ended May 31, 1999 and 1998 is as follows:

                                                  November 30,                        May 31,
                                              --------------------             ---------------------
                                              1998            1997             1999             1998
                                           -----------     -----------     ------------     ------------
                                                                                    (unaudited)
       Current                             $  24,059       $  16,656       $   55,442       $   32,137
       Deferred                               (4,000)          5,000          (31,000)         (35,000)
                                            --------        --------        ---------        ---------

       Total provision (benefit)
          for income taxes                 $  20,059       $  21,656       $   24,442       $   (2,863)
                                            ========        ========        =========        =========


       Deferred tax assets and liabilities at November 30, 1998 and May 31, 1999 were as follows:

                                                                                                   May 31,
                                                                   1998                             1999
                                                            ------------------               ------------------
                                                                                                (unaudited)
            Gross deferred tax assets                       $            -                   $            -

            Gross deferred tax liability
               Current deferred tax liability                           28,000                            -
               Long-term deferred tax liability                          4,000                            1,000
                                                             -----------------                -----------------

                     Net deferred tax liabilities           $           32,000               $            1,000
                                                             =================                =================

       The components of the deferred tax liability above relates to book and tax differences in the manner in which depreciation and amortization expense is calculated, differences in the recognition of operating costs and a contribution carryover to future periods.

E.     RELATED PARTY TRANSACTIONS

       The Company leases its corporate office space from the sole stockholder of the Company. See Note F.

WIKE ASSOCIATES, INC.
Notes to Financial Statements

--------------------------------------------------------------------------------

F.     COMMITMENTS AND CONTINGENCIES

       The Company leases office space in Roanoke, Virginia from the sole stockholder of the Company. Rent expense under this lease is approximately $3,300 per month, on a month-to-month basis.

       Rent expense for the years ended November 30, 1998 and 1997 was $42,900 and 38,700 and is included in selling, general and administrative expenses. Rent expense for the six months ended May 31, 1999 and 1998 was $16,789 and $19,800 and is also included in selling, general and administrative expenses.

G.     CONCENTRATION OF CREDIT RISK

       Financial instruments which potentially subject the Company to concentrations of credit risk consist primarily of cash. The Company maintains its cash account with a commercial bank located in Virginia. Cash balances are insured by the Federal Deposit Insurance Corporation, up to $100,000 per financial institution. At November 30, 1998 and May 31, 1999, the Company had no uninsured cash balances.

H.     EMPLOYEE BENEFIT PLAN

       The Company maintains a SIMPLE-IRA plan, (the "Plan"). All employees become eligible to participate in the Plan upon hiring. Employees are fully vested in all contributions to the Plan, including both employee and employer contributions.

       The Company makes elective matching employee contributions up to 3% of an employees' annual salary, and contributions are remitted to the investment company, each pay period. Employer contributions to the Plan, for the year ended November 30, 1998 and 1997, was $11,680 and 8,039, respectively and for the six months ended May 31, 1999 and 1998 the contributions were $5,604 and $4,731, respectively.

I.     SUBSEQUENT EVENT

       On July 30, 1999, the Company entered into a Plan of Reorganization and Agreement (the "Merger") by and among Crosswalk.com, Inc., a Delaware corporation ("Crosswalk"), Crosswalk Merger Corp., a Virginia corporation. On August 13, 1999, the Company completed the closing of the Merger and it merged into a wholly-owned subsidiary of Crosswalk.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

              (b) Unaudited Pro Forma Condensed Consolidated Financial Information are included herein.

CROSSWALK.COM, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
--------------------------------------------------------------------------------

                                                                 JUNE 30, 1999                MAY 31, 1999
                                                              CROSSWALK.COM, INC.         WIKE ASSOCIATES, INC.
                                                             ---------------------       -----------------------
ASSETS

CURRENT ASSETS:
     Cash and cash equivalents                            $             6,850,547         $             79,210

     Short-term investments                                             4,812,866                            -
     Accounts receivable, net                                           1,689,700                      183,863
     Other current assets                                                 294,201                       15,636
                                                             ---------------------           ------------------
          Total current assets                                         13,647,314                      278,709

LONG TERM INVESTMENTS                                                   5,270,927                            -

PROPERTY AND EQUIPMENT, net                                             1,295,690                      122,636

OTHER ASSETS:                                                             219,925                       17,201



                                                             ---------------------           ------------------

          Total assets                                    $            20,433,856         $            418,546
                                                             =====================           ==================


LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
     Line of credit                                       $                     -         $             23,000
     Accounts payable                                                     470,480                       13,804
     Accrued liabilities                                                  559,279                       44,367
     Deferred revenue                                                      53,754                            -
                                                             ---------------------           ------------------
          Total current liabilities                                     1,083,513                       81,171

NON CURRENT LIABILITIES                                                    59,822                        1,000
                                                             ---------------------           ------------------

          Total liabilities                                             1,143,335                       82,171

COMMITMENTS AND CONTINGENCIES                                                   -                            -

STOCKHOLDERS' EQUITY                                                   19,290,521                      336,375



                                                             ---------------------           ------------------

          Total liabilities and stockholders' equity      $            20,433,856         $            418,546
                                                             =====================           ==================

                                                                   PRO FORMA                        PRO FORMA
                                                                  ADJUSTMENTS                      AS ADJUSTED
                                                             ---------------------            ---------------------
ASSETS

CURRENT ASSETS:
     Cash and cash equivalents                            $               (79,210)  (1)    $             4,735,050
                                                                       (2,115,497)  (2)
     Short-term investments                                                     -                        4,812,866
     Accounts receivable, net                                             (57,069)  (1)                  1,816,494
     Other current assets                                                 147,323   (1)                    457,160
                                                             ---------------------            ---------------------
          Total current assets                                         (2,104,453)                      11,821,570

LONG TERM INVESTMENTS                                                           -                        5,270,927

PROPERTY AND EQUIPMENT, net                                                (5,863)  (1)                  1,412,463

OTHER ASSETS:                                                                 (41)  (1)                  5,183,558
                                                                        6,650,272   (1)
                                                                       (1,703,799)  (3)

                                                             ---------------------            ---------------------

          Total assets                                    $             2,836,116          $            23,688,518
                                                             =====================            =====================


LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
     Line of credit                                       $               (23,000)  (1)    $                     -
     Accounts payable                                                      17,403   (1)                    501,687
     Accrued liabilities                                                   82,890   (1)                    686,536
     Deferred revenue                                                           -                           53,754
                                                             ---------------------            ---------------------
          Total current liabilities                                        77,293                        1,241,977

NON CURRENT LIABILITIES                                                    (1,000)  (1)                     59,822
                                                             ---------------------            ---------------------

          Total liabilities                                                76,293                        1,301,799

COMMITMENTS AND CONTINGENCIES                                                   -                                -

STOCKHOLDERS' EQUITY                                                    4,799,997   (2)                 22,386,719
                                                                         (336,375)  (4)
                                                                       (1,703,799)  (3)

                                                             ---------------------            ---------------------

          Total liabilities and stockholders' equity      $             2,836,116          $            23,688,518
                                                             =====================            =====================

CROSSWALK.COM, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------

                                                                 SIX MONTHS ENDED
                                                     JUNE 30, 1999                MAY 31, 1999
                                                  CROSSWALK.COM, INC.         WIKE ASSOCIATES, INC.
                                                 ---------------------       -----------------------
OPERATING REVENUES                            $             2,714,225       $            1,211,610

OPERATING EXPENSES                                          5,575,569                    1,123,265
                                                 ---------------------           ------------------

INCOME(LOSS) FROM OPERATIONS                               (2,861,344)                      88,345

OTHER INCOME (EXPENSES)                                       349,163                         (292)
                                                 ---------------------           ------------------

NET INCOME (LOSS) BEFORE INCOME
    TAX PROVISION                                          (2,512,181)                      88,053

INCOME TAX PROVISION                                                -                       24,442
                                                 ---------------------           ------------------

NET INCOME (LOSS)                             $            (2,512,181)      $               63,611
                                                 =====================           ==================

Net loss per common share (basic)             $                 (0.41)
                                                 =====================

Weighted average number of common
    shares outstanding                                      6,198,279
                                                 =====================

Net loss per common share (diluted)           $                 (0.41)
                                                 =====================

Weighted average number of common
    shares outstanding                                      6,198,279
                                                 =====================


                                                       PRO FORMA                        PRO FORMA
                                                      ADJUSTMENTS                      AS ADJUSTED
                                                 ---------------------          ---------------------
OPERATING REVENUES                            $                     -        $             3,925,835

OPERATING EXPENSES                                            567,933  (3)                 7,266,767
                                                 ---------------------          ---------------------

INCOME(LOSS) FROM OPERATIONS                                 (567,933)                    (3,340,932)

OTHER INCOME (EXPENSES)                                             -                        348,871
                                                 ---------------------          ---------------------

NET INCOME (LOSS) BEFORE INCOME
    TAX PROVISION                                            (567,933)                    (2,992,061)

INCOME TAX PROVISION                                          (24,442) (5)                         -
                                                 ---------------------          ---------------------

NET INCOME (LOSS)                             $              (543,491)       $            (2,992,061)
                                                 =====================          =====================

Net loss per common share (basic)                                            $                 (0.45) (6)
                                                                                =====================

Weighted average number of common
    shares outstanding                                                                     6,693,124
                                                                                =====================

Net loss per common share (diluted)                                          $                 (0.45) (6)
                                                                                =====================

Weighted average number of common
    shares outstanding                                                                     6,693,124
                                                                                =====================

CROSSWALK.COM, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------

                                              DECEMBER 31, 1998            NOVEMBER 30, 1998
                                             CROSSWALK.COM, INC.         WIKE ASSOCIATES, INC.
                                            ---------------------       -----------------------
OPERATING REVENUES                       $             1,083,294     $               2,030,855

OPERATING EXPENSES                                     4,762,537                     1,941,539
                                            ---------------------       -----------------------

INCOME(LOSS) FROM OPERATIONS                          (3,679,243)                       89,316

OTHER INCOME (EXPENSES)                                  220,188                        (5,251)
                                            ---------------------       -----------------------

NET INCOME (LOSS) BEFORE INCOME
    TAX PROVISION                                     (3,459,055)                       84,065

INCOME TAX PROVISION                                           -                        20,059
                                            ---------------------       -----------------------

NET INCOME (LOSS)                        $            (3,459,055)    $                  64,006
                                            =====================       =======================

Net loss per common share (basic)        $                 (0.98)
                                            =====================

Weighted average number of common
    shares outstanding                                 3,535,487
                                            =====================

Net loss per common share (diluted)      $                 (0.98)
                                            =====================

Weighted average number of common
    shares outstanding                                 3,535,487
                                            =====================

                                                  PRO FORMA                     PRO FORMA
                                                 ADJUSTMENTS                   AS ADJUSTED
                                            ---------------------         ---------------------
OPERATING REVENUES                       $                     -       $             3,114,149

OPERATING EXPENSES                                     1,135,866  (3)                7,839,942
                                            ---------------------         ---------------------

INCOME(LOSS) FROM OPERATIONS                          (1,135,866)                   (4,725,793)

OTHER INCOME (EXPENSES)                                        -                       214,937
                                            ---------------------         ---------------------

NET INCOME (LOSS) BEFORE INCOME
    TAX PROVISION                                     (1,135,866)                   (4,510,856)

INCOME TAX PROVISION                                     (20,059) (5)                        -
                                            ---------------------         ---------------------

NET INCOME (LOSS)                        $            (1,115,807)      $            (4,510,856)
                                            =====================         =====================

Net loss per common share (basic)                                      $                 (1.12) (6)
                                                                          =====================

Weighted average number of common
    shares outstanding                                                               4,030,332
                                                                          =====================

Net loss per common share (diluted)                                    $                 (1.12) (6)
                                                                          =====================

Weighted average number of common
    shares outstanding                                                               4,030,332
                                                                          =====================

CROSSWALK.COM, INC. AND SUBSIDIARIES
  Notes to the Unaudited Pro Forma Condensed Consolidated Financial Information

--------------------------------------------------------------------------------

1.     BASIS OF PRESENTATION

       Crosswalk.com, Inc. (the "Company") acquired Wike Associates, Inc. ("Wike") for approximately $6.90 million in August 1999, including costs of acquisition, of which approximately $6.65 million was allocated to intangible assets. Of the $6.65 million, approximately $1.94 and $4.71 million will be amortized over 10 and 5 years, respectively as goodwill. The pro forma adjustments reflect twelve and six months of amortization expense, respectively, for the fiscal year ended 1998 and the second quarter of fiscal year ended 1999, assuming the transaction had occurred on the first day of the fiscal year ended 1998. The value of the intangible assets at that date would have been approximately $6.65 million.

       Effective August 13, 1999, the Company acquired Wike in exchange for acquisition consideration consisting of (1) 494,845 shares of common stock of the Company issued in exchange for all outstanding shares of Wike common stock, and (2) $1,982,397 in cash. The acquisition will be accounted for as a purchase in accordance with Accounting Principles Board Opinion No. 16. Under the purchase method of accounting, the purchase price is allocated to the assets acquired and liabilities assumed based on their estimated fair values at August 13, 1999, the date of the acquisition. Estimates of the fair values of the assets and liabilities of Wike have been combined with the recorded values of assets and liabilities of the Company in the unaudited pro forma condensed financial statements.

2.     PRO FORMA ADJUSTMENTS

       (1) To adjust assets acquired and liabilities assumed to their estimated fair values as of August 13, 1999, the closing date of the acquisition, based on the following allocation:

                  Fair value of assets acquired:
                           Account receivable, net               $                126,794
                           Other current assets                                   162,959
                           Property and equipment, net                            116,773
                           Other assets                                            17,160
                           Goodwill                                             6,650,272
                  Fair value of liabilities assumed:                            (158,464)
                                                                 ------------------------

                          Total purchase price                   $              6,915,494
                                                                 ========================

CROSSWALK.COM, INC. AND SUBSIDIARIES
  Notes to the Unaudited Pro Forma Condensed Consolidated Financial Information

--------------------------------------------------------------------------------

2.     PRO FORMA ADJUSTMENTS (CONTINUED)

       (2) To record the consideration issued by the Company to consummate the acquisition. Acquisition consideration consisted of the following:

                  Common Stock issued to purchase Wike           $              4,799,997
                  Cash given                                                    1,982,397
                  Acquisition expenses                                            133,100
                                                                 ------------------------

                                                                 $              6,915,494
                                                                 ========================

       (3) To record amortization of Goodwill over useful lives ranging from ten to five years.

       (4)    To eliminate the historical stockholder's equity of Wike.

       (5) To eliminate the historical tax provisions due to the overall net losses resulting from the pro forma combination of the Company and Wike.

       (6) Basic and diluted pro forma earnings per share is computed using the weighted average number of Company common shares outstanding during the period plus shares of common stock issued as part of the acquisition.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

                     (c)    Exhibits

2.1 Plan of Reorganization and Agreement dated as of July 30, 1999 by and among Crosswalk.com, Inc., Media Management, Inc., Wike Associates, Inc., and its sole stockholder, Stephen M. Wike (Stockholder), (incorporated by reference to Current Report on Form 8-K filed on August 25, 1999).

23.1 Consent of Hoffman, Morrison & Fitzgerald, P.C.

                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               Crosswalk.com, Inc.

Date: October 25, 1999                       By:  /s/ William M. Parker
                                             --------------------------------
                                             William M. Parker
                                             Chief Executive Officer and
                                             President